SECURITIES AND EXCHANGE COMMISSION

                   WASHINGTON, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF
            THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):
September 15, 1995

                 Owens & Minor, Inc.
(Exact Name of Registrant as Specified in Charter)

Virginia                  1-9810                 54-1701843
(State of            (Commission File No.)     (IRS Employer
Incorporation)                           Identification No.)


4800 Cox Road, Glen Allen, Virginia             23060
(Address of Principal Executive Offices)     (Zip Code)


Registrant's telephone number, including area code:
(804) 747-9794



(Former Name or Former Address, if Changed Since Last Report)


Item 5.   Other Events.

     On September 15, 1995 Owens & Minor, Inc. (the
"Registrant") issued a press release attached as Exhibit 99 hereto relating to preliminary third quarter and fiscal year
1995 earnings, which is incorporated by reference herein.

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

     (c)  Exhibits.

          99. Press Release issued by the Registrant on September 15, 1995.


                         SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: 9/15/95            OWENS & MINOR, INC.

                         By:\s\G. Gilmer Minor, III
                         G. Gilmer Minor, III
                         President and Chief
                         Executive Officer



                       Exhibits Index

Exhibit No.


     (99) Press Release issued by the Registrant on September 15, 1995.